UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2011

CLEAN POWER CONCEPTS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52035
(State or other jurisdiction of incorporation)	(Commission File No.)

1620 McAra Street
Regina, Saskatchewan, Canada S4N 6H6
(Address of principal executive offices and Zip Code)

306-546-8327
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BUSINESS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “could”, "may", "will", "should", "expects", "plans”, "anticipates", "believes", "estimates", "predicts", "potential" or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable laws, including the securities laws of the United States, we do not intend to update any of the forward-looking statements so as to conform these statements to actual results.

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the Company’s entry into a joint venture agreement.

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.

Item 9.01	Financial Statements and Exhibits.

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to Clean Power Concepts Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 1.01  Entry Into A Material Definitive Agreement.

The Company entered into a Joint Venture Agreement, dated April 29, 2011 (the “Agreement”) with Chongqing Grain Group, Inc. (“CGC”) to establish a joint venture (the “Joint Venture”) for the purpose of (i) agricultural commodities international trade ; (ii) managing and creating logistical channels; (iii) leasing or acquiring one or more 200,000 to 300,000 metric-tons facilities suitable for crushing; and (iv) expanding  or building   850,000 metric-tons crushing facilities.  The Agreement provides that the term of the Joint Venture will be perpetual, subject to certain early termination events, and that the Joint Venture will be managed by a board of directors, two of whom will be selected by CGC and one of whom will be selected by the Company.  The parties have contributed an aggregate of Three Million Dollars ($3,000,000) to the Joint Venture, of which the Company has contributed five percent (5%) and CGC has contributed ninety-five percent (95%).    The Company and CGC will be entitled to receive five percent (5%) and ninety-five percent (95%), respectively, of the profits of the Joint Venture.      In addition, the Agreement provides that the Company will be committing to source 500,000 metric tons of canola seeds at a minimum to the Joint Venture on a yearly basis.

The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as an exhibit to this Report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Joint Venture Agreement, dated April 29, 2011				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEAN POWER CONCEPTS INC.

Date: May 5, 2011	By:	/s/ Michael Shenher
Michael Shenher
Chief Executive Officer